SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                                                   January 25, 2005

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
(Exact Name of Registrant as Specified in its Charter)

     Bermuda                                 1-14795              Not Applicable
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(State or Other Jurisdiction         (Commission              (IRS Employer
of Incorporation)                    File Number)             Identification No.)

                                    44 Church Street
                                     P.O. Box HM2064
                                Hamilton HM HX, Bermuda
                        (Address of Principal Executive Offices)

Registrant's telephone number, including area code           (441) 295-5688

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                                     (Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Election of Director

        The Board of Directors of the Registrant has elected William A. Robbie to fill a vacancy. Such new director will be nominated for election by a vote of security holders at the Registrant’s June 23, 2005 Annual General Meeting of Shareholders to serve the remaining two year term of the class whose term expires in 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                                                       (Registrant)

Dated:   January 25, 2005                            By:    /s/ Stephen R. Crim
                                                            Stephen R. Crim
                                                            President and Chief Executive Officer